UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 24, 2009
 (Date of Earliest Event Reported)

Shrink Nanotechnologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	333-138083 (Commission File Number)	20-2197964 (I.R.S. Employer Identification No.)

2038 Corte Del Nogal, Suite 110
Carlsbad, CA  92011
 (Address of principal executive offices)

760-804-8844
 (Registrant's telephone number, including area code)

 (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  7.01.                                Regulation FD Disclosure

On August 24, 2009, Shrink Nanotechnologies, Inc., a Delaware corporation (the “Company”), distributed a press release (the “Press Release”) relating to the naming of Dr. Michelle Khine, Ph.D., the scientific founder of the Company’s nanofabrication platform, as one of the top 35 global innovators under the age of 35 by MIT Technology Review.   A copy of this Press Release is furnished as an exhibit to this Current Report on Form 8-K.

  Item 9.01 Financial Statements and Exhibits

(d) Exhibits.
The following shall be deemed furnished with this report.

99.1	Press Release Dated as of August 24, 2009, relating to award given to Dr. Michelle Khine, Ph.D., by MIT Technology Review.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHRINK NANOTECHNOLOGIES, INC.

Date: August 27, 2009                                                                         By:  /s/ Mark L. Baum, Esq.
Name:   Mark L. Baum, Esq.
Title:     Chief Executive Officer

Exhibits

99.1	Press Release Dated as of August 24, 2009, relating to award given to Dr. Michelle Khine, Ph.D., by MIT Technology Review.